SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

HPC POS SYSTEM, CORP.

NEVADA	333-149188	26-0857573
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

220 Little Falls Road, Unit 4, Cedar Grove, N.J.	07009
(Address of principal executive officers)	(Zip Code)

973-239-9666
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure in this Current Report on Form 8-K contains some forward-looking statements especially, (but not limited to) as relates to our reference to our wholly owned subsidiary, House of Mohan Corporation and its website. Certain of the matters discussed concerning our operations and economic performance including, in particular, future sales, product demand and the market for our products include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional future disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Any information regarding market and industry statistics that may be contained in this Current Report is based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure shareholders of the accuracy or completeness of any data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.

Explanatory Note

This Current Report on Form 8-K is being filed by HPC POS System Corp. (the “Company”) in connection with a transaction in which the Company has acquired all of the issued and outstanding capital stock of House of Mohan Corporation (established under the laws of Delaware on September 5, 1995) in accordance with Share Exchange Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 7, 2009, HPC POS System, Corp., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) among the Company and certain of its shareholders, House of Mohan Corporation, (“Mohan”) a Delaware Corporation, and the shareholders of Mohan (the “Mohan Shareholders”). Pursuant to the terms of the Agreement, the Company agreed to issue to the Mohan Shareholders an aggregate of 142,950,000 restricted shares of its common stock in exchange for all of the issued and outstanding shares of Mohan. The closing of the Agreement was subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and Mohan and the transaction closed August 7, 2009.

Information Regarding House of Mohan Corporation (“Mohan”)

Business - General

Mohan is a incense manufacturing company operating in the United States only but negotiating Distribution Agreement[s] which it hopes to enter into for the United Kingdom, Caribbean and Africa. Founded on September 5, 1995 in Delaware, Mohan is the leading manufacturer of pure charcoal incense hand rolled in the finest herbs, spices, oil, honey and sandalwood powder. Charcoal’s porous structure is a highly efficient agent for absorbing pure essential oils in the manufacturing of superior quality incense sticks Mohan is seeking to educate consumers about inferior incense products made of pig excrement or pork rinds, which when burned, may cause harm to one’s health. Mohan promotes the use of safe ingredients in the manufacturing of incense. Mohan manufactures over 70 flavors, and to the best of its knowledge, is the first company to develop “designer” fragrances (type) like Paris Hilton, Joop, Jordan, Cool Water, Angel and others. Mohan’s signature fragrance, Khush, is the leading seller in the United States for the past ten (10) years. (See Product Description)

Virtually all sales are made through exclusive distribution Agreements (See Distribution Agreements)

Mohan has developed a market of over 200,000 retail stores on the East Coast of the United States since 2005. Mohan maintains over 20 million sticks of incense per year. As aforesaid, Mohan utilizes a distribution system and has consolidated the retail stores through licensing agreements with master distributors.

For a brief and further description of Mohan, now a wholly owned subsidiary of the Company, reference is herewith made to Mohan’s website at: www.mohanincense.com

Competition

Mohan utilizes natural charcoal incense. To the best of our knowledge, our competitors manufacture inferior incense products made of pig excrement or pork rinds, which when burned, may cause harm to one’s health. Mohan has maintained its retail price for incense at $1.00 although it believes its product to be superior in quality to the other products on the market, such as Nag Champa, Padmini, Morning Star, Shoyeido and Scents of Blossom.

Manufacturing

Mohan incense is manufactured in India at a plant co-owned by its President.

Product Description

Mohan is the exclusive manufacturer of over 70 flavors, designer scents, zodiac signs scents, and its pure line of charcoal and natural herb incense. Mohan believes its incense to be superior to the average incense on the market today. Mohan’s incenses are made of charcoal; a black porous carbonaceous material produced by the destructive distillation of wood and is used as a filter and absorbent. It is capable of catching fire yet burns slowly and is smokeless. Charcoal’s porous structure makes it a highly efficient agent for the absorption of pure essential oils in the manufacturing of superior top quality incense sticks. Charcoal is often used internally in capsule form for absorbing gas and filtering impurities. As a filter, charcoal is also used for water purification and the purification of factory produced air. Therefore, it may have medicinal properties and healing and curative traits. When charcoal is heated, as in the lighting of a stick of incense, charcoals’ absorptive property is by nature greatly increased making it even more ideal for the production of long lasting oil-based aromatic incense. It produces a lingering, environmentally safer atmosphere of powerful, yet non overwhelming fragrance experience.

As aforesaid, Mohan manufactures approximately 70 flavors. Each of the 70 fragrances has been assigned a UPC Code. The fragrances are briefly summarized as follows:

Mohan Incense Fragrance List

Khush	Night Queen	Musk	Ood	Majmua	Jasmine
Patchouly	African Violet	Sandalwood	Thousand Flowers	Tropical Fruits	Rose
African	Peach	Money	Krishna Musk	Egyptian Musk	Firdaus
Nag	Champa	Somali	Coco-Mango	Fantasia	Vanilla
Coconut	EBC	China Musk	Lavender	Frankincense Myrr	Egyptian Musk Original
Blue Nile	Eucalyptus	Black	Sandalwood	Ancient Love Aura	Strawberry
Lotus	Cash Monee

1Designer (type) Fragrances

Joop (type)	CkOne (type)	Casmir (type)	Eternity (type)	Nautica (type)	360 (type)
Jean Paul Gaultier (type)	Cool Water (type)	Tommy Hilfiger (type)	White Diamonds (type)	Angel (type)	Blue Jeans (type)
Boss (type)	Opium (type)	Michael Jordan (type)	Poison (type)	Patti Labelle (type)	Paris Hilton (type)
Tommy Girl (type)	Issey Miyake (type)	White Linen (type)	Unforgiveable (type)	Glow by J-Lo (type)	Obsession (type)

The Designer fragrances are not endorsed by the designer names themselves; therefore Mohan must put (type) on all packaging or whenever we use the designer names. That is an industry disclaimer.

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No permission is required for utilizing the term “Designer Type” [emphasis added] fragrances on its packages.

Registered Trademarks

Mohan has over 30 Registered Trademarks (Active) as indicated below.

	Serial Numbers	Reg. Numbers	Word Marks
1	78432851	2985405	SRI GANESH
2	78360274	2991887
3	77484227		SOS MOBILE WATER PLANT
4	77367390	3535201	SOS STRAW
5	77367387	3535200	LIFE SAVIOR
6	77241850	3510771	KA$H MONEE
7	77241844	3443213	EGYPTIAN MUSK
8	77220411
9	77241847	3388747	OOD/UD/OUD
10	76022686	2438568
11	76439995	3356743	THE ANOINTED ONE
12	76483807	2822583	MOHAN
13	76481597	2784143	CANCER
14	76481596	2784142	VIRGO
15	76481595	2784141	LIBRA
16	76481594	2784140	SCORPIO
17	76481593	2784139	SAGITTARIUS
18	76481592	2784138	CAPRICORN
19	76481591	2784137	LEO
20	76481590	2784136	TAURUS
21	76481589	2784135	ARIES
22	76481588	2784134	GEMINI
23	76481587	2781772	PISCES
24	76481586	2781771	AQUARIUS
25	76454286	2749987	BLACK SANDALWOOD
26	76454264	2873348	MEDITATION
27	76454175	2758582	AFRICAN PEACH
28	76439993	2761290	ASTRO ANOINTED
29	76339312	2795580	SOLAR SCENTS
30	76039680	2721867	ASTROLOGY
31	76022685	2521879	KHUSH
32	76021023	2428581	HOUSE OF MOHAN

Strategic Marketing Plan/Strategy

The market for incense and oils has extended from the eastern culture to the west over the past years. Agribodies were used primarily in the eastern cultures in meditation, prayer, and medicinal processes. The western culture has rapidly adopted the use of these products for alleged medicinal and meditational use. Mohan has attempted to capitalize on this demand by producing designer scented incense to cater to the fragrance and perfume market.

Mohan’s strategy in order to increase market share throughout the United States is through utilization of licensing of master distributors and regional distributors. Price Master Corporation (“Price Master”) is one of Mohan’s largest wholesale distributors. Price Master is a master distributor which distributes Mohan products to over 20,000 retailers, wholesalers and distributors throughout the east coast, primarily, Washington DC, New York, Virginia, Baltimore, Philadelphia, Delaware and North Carolina. Mohan has more recently contracted with Yemjada Corporation (“Yemjada”) based in Los Angeles, California, as a certified retail distributor for incense sales to retail chain outlets. Yemjada has presented the Mohan products to the board of 7 Eleven, and will begin a 900 store program for the California 7 Eleven stores, and intends to roll out a nationwide strategy within 18 months after the initial store program. The chart below illustrates the retail stores that are under the Yemjada distribution system although there can be no assurance as to which stores will carry its product. See “Distribution Agreements” below.

Stores	Approximate Number of Stores
7 Eleven	26,000
KMart	6,000
AM-PM Mini Marts	8,000
Chevron	7,500
Safeway	5,000
Walgreens	7,000
Target	4,000
Exxon Mobile	7,000
McLane Distribution	50,000
Core Mark Distribution	40,000

Distribution Agreements

1.

Retail Chain Store Distribution Agreement – Yemjada Corporation

On June 22, 2009 Mohan entered into a Retail Chain Store Distribution Agreement (“Retail Agreement”) with Yemjada Corporation for the latter to distribute Mohan’ incense products.

The designated territories consist of the United States and Africa with Yemjada designated as the exclusive Retain Chain Store Distributor within such territories.

In order to maintain exclusivity, Yemjada is required to maintain order frequency of placing an order for a minimum of one (1) forty (40) foot container every thirty (30) to forty five (45) days during each calendar year. Each 40’ container consists of one thousand two hundred (1,200) cases of product with each case consisting of 40 units. Distributor prices per container approximate two hundred ninety thousand ($290,000) dollars.

The Retail Agreement is for a term of thirty six (36) months and payment terms generally require fifty (50%) percent in advance with balance due upon delivery by Mohan to Yemjada or its designated customer.

The Retail Agreement is not assignable absent Mohan’s discretionary consent and for a period of two (2) years subsequent to termination provides for standard non-competitive clauses.

2.

Master Wholesale Distribution Agreement – Price Master Corporation

On September 15, 2008 Mohan entered into a Master Wholesale Distributor Agreement (“Wholesale Agreement”) with Price Master Corporation (“Price Master”) as its exclusive master distributor under certain defined terms and conditions. Currently, this Wholesale Agreement provides for approximately ninety (90%) percent of Mohan revenue.

To maintain exclusivity, Price Master must maintain order frequency of placing either a twenty foot (20’) (600 cases) or forty foot (40’) (1,200 cases) container order ever forty five (45) days during each calendar year.

The Wholesale Agreement is for a period of thirty six (36) months. However, Price Master has a right to terminate upon ninety (90) days written notice without any reason.

The Wholesale Agreement is not assignable absent Mohan’s discretionary consent and for a period of two (2) years subsequent to termination provides for standard non-competitive clause.

Minority Owned Enterprise – General Information

Mohan is a designated minority owned enterprise.

The minority certification was acquired through the National Minority Supplier Diversity Council (NMSDC). Mohan believes that it is the only certified minority owned manufacturer and distributor of pure charcoal incense and oils. The council certifies a company through due diligence questionnaire, interviews, site-visits and verification of business and market. Major corporations may do a guaranteed amount of business with minority-owned enterprises and this certification allows Mohan to be separate from competitors in certain respects.

Providing a direct link between corporate America and certified minority-owned businesses is a primary objective of the National Minority Supplier Development Council, one of the country's leading business membership organizations. It was chartered in 1972 to provide increased procurement and business opportunities for minority businesses of all sizes.

The NMSDC Network includes a National Office in New York and 38 regional councils across the country. There are 3,500 corporate members throughout the network, including most of America's largest publicly-owned, privately-owned and foreign-owned companies, as well as universities, hospitals and other buying institutions. The regional councils certify and match more than 15,000 minority owned businesses (Asian, Black, Hispanic and Native American) with member corporations who may want to purchase goods and services.

Revenue and Future Plans

Revenues for calendar year ended 2008 approximated one million one hundred thousand ($1,100,000) dollars with net income approximating five and one half (5 ½ %) percent of such gross revenues. In the event that Mohan is able to obtain additional funding and/or revenues at some future date (of which no assurance can be given) it intends to utilize same to support global business development and marketing plans, purchase and update manufacturing systems, attract and retain additional qualified key management, and develop marketing programs to meet global expansion and financial goals.

There is no material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with any triggering event or any grant or award to any such covered person or modification thereto, under any plan, contract or arrangement in connection with any event.

Item 3.02 Unregistered Sales of Equity Securities

(a)

In accordance with the aforesaid Share Exchange Agreement, the Company issued an aggregate of 142,950,000 restricted shares of its common stock in order to acquire all of the issued and outstanding shares of Mohan. The issuance of such shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933 as a transaction by an Issuer not involved in a public offering.

The Company shares were issued to Mohan shareholders based upon a pro-rata basis of their then ownership of Mohan shares. The 142,950,000 restricted shares of common stock were issued as follows. See also Item 5.01 hereinafter.

Names	Number of Restricted Shares
Melvin W. Coles	120,000,000
Joel Stohlman	7,500,000
[2]Jason Barta	450,000
Gary Wolff	7,500,000
Ricardo Richardson	7,500,000

Pursuant to the Agreement, Mohan has become a wholly owned subsidiary of the Company following the exchange of all outstanding Mohan shares for 142,950,000 newly-issued restricted shares of the Company’s common stock to the then shareholders of Mohan. The 142,950,000 shares of common stock issued to the shareholders of Mohan represent 93.46% of the Company’s 152,950,000 outstanding shares of common stock following the completion of the transaction.

The Company is not aware of any arrangements which may at a subsequent date, result in a change in control.

There is no material relationship between the Company or its affiliates and any of the parties other than as may be indicated in the Share Exchange Agreement annexed hereto as Exhibit 10.1

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Mr. Barta has been instrumental in the development of Mohan’s website.

Item 5.01 Changes in Control of Registrant

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

As a result of entry into the aforesaid Share Exchange Agreement, certain changes in control of the Company have occurred.

As indicated below in Item 5.02, Company directors (and officers) have been replaced and in turn such new directors appointed new Company officers. Further changes in control have resulted from the aforesaid issuance of 142,950,000 restricted shares of common stock to Mohan Shareholders.

New officers and directors are indicated in Item 5.02. The chart below indicates the Company’s current principal shareholders.

The issuance of the aforementioned 142,950,000 restricted shares amounts to 93.46% of all outstanding Company common stock.

As of August 7, 2009, we had 152,950,000 shares of common stock outstanding which are held by 44 shareholders. The chart below sets forth the ownership, or claimed ownership, of certain individuals and entities. This chart discloses those persons known by the board of directors to have, or claim to have, beneficial ownership of more than 5% of the outstanding shares of our common stock as of August 7, 2009; of all directors and executive officers of Company; and of our directors and officers as a group.

[3]Name and Address of Beneficial Owner	[4]Number of Shares Beneficially Owned	Percent of Class
[5]Melvin W. Coles	120,000,000	78.46%
[6]Joel Stohlman	7,500,000	4.90%
[7]Ricardo Richardson	7,500,000	4.90%
[8]Gary B. Wolff	7,800,000	5.11%
Officers and Directors as a group ( 3 persons)		78.46%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s two former officers and directors, Mordechai Guttman and Hana Goldhagen have resigned from all positions held with the Company effective as of the closing of the Share Exchange Agreement on August 7, 2009. Neither resignation was a result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

Pursuant to the terms of the aforementioned Share Exchange Agreement, the Company’s new officers and directors are set forth directly below, having assumed such positions upon execution of such Share Exchange Agreement.

Melvin W. Coles: Founder; President, Chairman and Chief Executive Officer: 63 years of age.

Mr. Coles is the Founder, President, Chairman, and Chief Executive Officer of House of Mohan Corporation. Mr. Coles is involved in the manufacturing, quality control, distribution and logistics of the Company’s products. He founded Mohan in 1995 and has increased the retail stores to over 200,000 customers throughout the east coast of the United States. Mr. Coles is a co-owner of the factory in India that produces Mohan products for U.S. distribution through Mohan.

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The address for each person is 220 Little Falls Road, Unit 4, Cedar Groves, N.Y.

4

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the common stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

5

Mr. Coles is Founder, President, Chairman and CEO of Mohan and is President of the Company

6

This individual has agreed to continue to assist Mohan through offering of marketing, management, consulting and public relations services on an as needed basis.

7

This individual has agreed to continue to assist Mohan through offering of marketing, management, consulting and public relations services on an as needed basis.

8

The law firm of Gary B. Wolff, P.C. of which Gary B. Wolff is President, is securities counsel for the Company.  Mr. Wolff previously owned 300,000 Company shares and subsequently acquired an additional 7,500,000 shares as a result of Share Exchange Agreement.

Executive Management section has bios for you, Coles and Ricardo. We need bios for Bonnie Coles and Deborah Colley.

Ms. Bonnie Coles, Secretary: 58 years of age

Ms. Bonnie Coles has been Secretary of Mohan since 1999. Since 1999, Ms. Cole has been an Information Specialist/Researcher with the Business Enterprises Division of the Library of Congress located in Washington, D.C. Her duties include searching for rare books, old newspapers, law documents, motion picture film and historical manuscripts for patrons from around the world. Prior thereto, she worked as a Staff Assistant with the International Monetary Fund in Washington, D.C. from 1999 to present. Her duties included travel to over 10 countries to participate in economic missions in South America, the West Indies, Europe and the Russian republic. Ms. Coles graduated from George Washington University with a Master’s Degree in Education.

Ms. Deborah Colley, Treasurer: 58 years of age

Ms. Deborah Colley has been Treasurer of Mohan since 2005. Deborah Colley is the Executive Aide to the Commanding General of the North Atlantic Regional Medical Command and Walter Reed Army Medical Center, headquartered in Washington, DC since 1984. She has been employed by the Federal government since 1984, and her career includes working at the 29th Area Support Group/21st Support Command in Kaiserslautern, Germany as the Director of Equal Employment Opportunity and Federal Women’s Program Manager. Ms. Colley holds a Master’s Degree in Human Development from George Washington University. She previously served as a Medical Services Specialist in the United States Air Force.

Bonnie Coles and Deborah Colley are twin sisters.

These three (3) individuals hold the same offices with the Company.

There is no material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with any triggering event or any grant or award to any such covered person or modification thereto, under any plan, contract or arrangement in connection with any event.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To comply with terms of the Share Exchange Agreement, the Company filed an amendment to its Articles of Incorporation to increase its authorized number of shares of common stock from 99,000,000 to 250,000,000 effective August 6, 2009.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

3.1

Amendment to Articles of Incorporation

10.1

Share Exchange Agreement between HPC POS System, Corp. and House of Mohan Corporation dated August 7, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

August 7, 2009

HPC POS SYSTEM, CORP.

(Registrant)

/s/ Melvin W. Coles

By: MELVIN W. COLES, PRESIDENT

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